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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NOVAMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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April 24, 2009

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of Stockholders of NovaMed, Inc., to be held at 2:00 p.m. Central Time, on Wednesday, May 20, 2009, at The Hilton Suites Chicago, 198 East Delaware Place, Chicago, Illinois 60611.

        The attached Notice of Annual Meeting and Proxy Statement describe the election of two directors and a proposal to approve our Second Amended and Restated 2005 Stock Incentive Plan.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote now, either by telephone or the Internet as provided in the enclosed instructions, or by completing, signing and dating the enclosed proxy card and promptly returning it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

        We look forward to seeing you on May 20, 2009, and encourage you to vote as soon as possible.

Sincerely,

Thomas S. Hall Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2009

To the Stockholders of NovaMed, Inc.:

        The 2009 Annual Meeting of Stockholders of NovaMed, Inc. (the "Company") will be held at 2:00 p.m. Central Time, on Wednesday, May 20, 2009, at The Hilton Suites Chicago, 198 East Delaware Place, Chicago, Illinois 60611, for the following purposes:

  (1)
  To elect two Class I directors to the Company's Board of Directors;

  (2)
  To approve the Company's Second Amended and Restated 2005 Stock Incentive Plan; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the accompanying Proxy Statement.

        The Board of Directors has fixed the close of business on April 8, 2009, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

John W. Lawrence, Jr. Secretary
Chicago, Illinois April 24, 2009

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET AS PROVIDED IN THE ENCLOSED INSTRUCTIONS, OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

NovaMed, Inc.
980 North Michigan Avenue, Suite 1620
Chicago, Illinois 60611
(312) 664-4100

 PROXY STATEMENT

        The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of NovaMed, Inc., a Delaware corporation (the "Company"), for use at the 2009 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m. Central Time, Wednesday, May 20, 2009, at The Hilton Suites Chicago, 198 East Delaware Place, Chicago, Illinois 60611, and any adjournments or postponements thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about April 24, 2009.

        Record Date and Outstanding Shares—The Board of Directors has fixed the close of business on April 8, 2009 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, the Company had outstanding 22,937,153 shares of its common stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters to properly come before the Annual Meeting.

        Voting of Proxies—Thomas S. Hall and Scott T. Macomber, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hall and Macomber are executive officers of the Company and Mr. Hall is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

        If you are a registered stockholder (i.e,. you hold your NovaMed Common Stock in certificate form), you may vote by mail, telephone or the Internet. To vote by mail, please complete, sign and return the enclosed form of proxy. To vote by telephone or the Internet, follow the instructions attached to your proxy card. If you vote by telephone or the Internet, you will appoint Messrs. Hall and Macomber as your proxies with the same authority as if you had signed and returned the enclosed form of proxy. The deadline for voting by telephone or the Internet is 11:59 p.m., Eastern Time, on Tuesday, May 19, 2009.

        If your shares are held in a stock brokerage account or by a bank or other nominee (sometimes referred to as being held in "street name"), you are considered the beneficial owner of those shares. Your broker, bank or other nominee is considered the stockholder of record of those shares and is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not directly vote those shares unless you obtain a signed proxy from the record holder giving you the right to do so. Your broker, bank or other nominee has enclosed or provided a voting instruction card for you to use in directing it how to vote your shares. If you are a beneficial owner of shares and do not provide your broker, as stockholder of record, with voting instructions and the broker does not have discretionary authority to vote on a particular matter, your shares will constitute broker non-votes for that matter.

        Required Vote—The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for the Class I directors. Stockholders are not allowed to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the Company's Second Amended and Restated 2005 Stock Incentive Plan (the "Stock Incentive Plan").

        Quorum; Abstentions and Broker Non-Votes—The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting, and the inspector of elections will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to approving the Stock Incentive Plan and will have the same effect as votes "against" such proposal. Broker non-votes will not be considered present and entitled to vote with respect to approving the Stock Incentive Plan and will have no effect on such proposal.

        Annual Report to Stockholders; Householding—The Company's Annual Report to Stockholders for the year ended December 31, 2008 (the "2008 Annual Report"), containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. If you and others who share your mailing address own Common Stock in street name, meaning through a bank or brokerage firm or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding," is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2008 Annual Report have been sent to your address. Each stockholder will continue to receive a separate voting instruction form.

        If you would like to revoke your consent to householding and in the future receive your own set of proxy materials or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, please submit a request to our Secretary in writing addressed to NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611, or by telephone at (312) 664-4100.

        If you would like an additional copy of the 2008 Annual Report or this Proxy Statement, these documents are available in digital form for download or review by visiting "Financial Reports" and "SEC Filings" on our Investor Relations page at www.novamed.com. Alternatively, we will promptly send a copy to you upon your request to us by mail to Investor Relations, NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611, or by calling (312) 664-4100.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2009.

        The Company's Proxy Statement for the 2009 Annual Meeting of Shareholders and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at www.novamed.com.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Board of Directors currently consists of six directors. Article V of the Company's Certificate of Incorporation provides that the Board of Directors will be divided into three classes, with each class serving for a term of three years. At the Annual Meeting, two Class I directors will be elected for a term of three years expiring at the Company's 2012 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of the Company. See "Nominees" below.

        The four directors whose terms of office do not expire in 2009 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

        If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

NOMINEES

        The names of the nominees for the office of director, together with certain information concerning the nominees, are set forth below:

Name	Age	Position with Company	Served as Director Since	Current Term Expires
Thomas S. Hall	48	President, Chief Executive Officer and Chairman of the Board of Directors	2005	2009
R. Judd Jessup (1)(2)(3)	61	Director	1998	2009

(1)
Member of Audit Committee.
(2)
Member of Compensation Committee.
(3)
Member of Nominating Committee.

        Mr. Hall has served as President and Chief Executive Officer, and has been a member of our Board of Directors, since November 2005. Mr. Hall was appointed Chairman of the Board in February 2007. From April 2003 to October 2005, Mr. Hall served as President and Chief Operating Officer of Matria Healthcare, Inc., after having joined Matria in October 2002 as Executive Vice President and Chief Operating Officer. Matria provides disease management programs to health plans and employers. From 2000 to 2002, Mr. Hall was President and Chief Executive Officer of TSH & Associates, an independent consulting and management services company. From 1997 to 1999, Mr. Hall held several executive positions that included President of ADP TotalSource, a division of Automated Data Processing, Inc. (ADP). Mr. Hall also served in senior management positions with Riscorp, Inc., an insurance holding company, and USAir Express/Chautauqua Airlines.

        Mr. Jessup has been a director of the Company since November 1998. He is currently a director of CorVel Corporation, an independent nationwide provider of medical cost containment and managed care services. Mr. Jessup most recently served as President of US Labs, a national reference laboratory specializing in cancer testing, from April 2002 until its sale to LabCorp in February 2005. From 1994 to 1996 he served as President of the HMO Division of FHP International Corporation, a diversified health care services company. Mr. Jessup also serves as a director of AccentCare, Inc., Xifin, Inc. and Superior Vision Services, all of which are privately held companies.

        Mr. Jessup is not an officer or employee of the Company or its subsidiaries, and he does not have any other relationships with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director.

        The Board of Directors recommends that stockholders vote FOR each nominee for election as a Class I director.

 OTHER DIRECTORS

        The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

Name	Age	Position with Company	Served as Director Since	Current Term Expires
Robert J. Kelly (1)(2)	64	Lead Director	2004	2010
Scott H. Kirk, M.D.	56	Director	1995	2011
Steven V. Napolitano	49	Director	1997	2011
C.A. Lance Piccolo (1)(2)(3)	68	Director	2000	2010

(1)
Member of Audit Committee.
(2)
Member of Compensation Committee.
(3)
Member of Nominating Committee.

        Mr. Kelly has been a director of the Company since April 2004. Mr. Kelly served as Chairman of the Board of Directors from November 2005 until February 2007, at which time he was appointed to his current position of Lead Director. Prior to serving as Chairman of the Board, Mr. Kelly served as the Presiding Director of the Company's Board of Directors from April 2005 to November 2005. Mr. Kelly is an independent consultant providing services to small businesses. From 2000 to 2001, Mr. Kelly served as Executive Vice President and Chief Financial Officer of Celarix, Inc., a company that provides enterprise level solutions for logistics over the Internet. From 1997 to 2000, Mr. Kelly served as Chief Financial Officer of Summit Autonomous, Inc., a manufacturer of excimer lasers that was acquired by Alcon Laboratories, Inc. in 2000. Previously, from 1992 to 1997, Mr. Kelly served as Chief Financial Officer of Bull HN Information Systems, Inc., the U.S. subsidiary of Groupe Bull, an international information technology company based in France.

        Dr. Kirk has been a director of the Company since August 1995 and its National Medical Director since May 2002. Dr. Kirk has practiced ophthalmology in the Chicago area since 1982, and is currently practicing in River Forest, Illinois on behalf of Kirk Eye Center, S.C., a professional entity whose eye care professionals had been parties to long-term services agreements with the Company from 1996 to 2002.

        Mr. Napolitano has been a director of the Company since January 1997. Mr. Napolitano is a partner in the law firm of DLA Piper LLP (US) where he has practiced since September 2007. Mr. Napolitano is the chair of the firm's U.S. private equity group. Prior to joining DLA Piper, Mr. Napolitano was a partner in the law firm of Winston & Strawn LLP. The Company has retained, and continues to retain, DLA Piper as outside legal counsel.

        Mr. Piccolo has been a director of the Company since November 2000. Mr. Piccolo has been the President and Chief Executive Officer of HealthPic Consultants, Inc., a strategic healthcare consulting firm, since 1997. From November 2004 to November 2006, Mr. Piccolo served as Chairman and Chief Executive Officer of Benchmark Medical, Inc., a provider of outpatient physical rehabilitation services. In 1996 Mr. Piccolo served as Chairman and Chief Executive Officer of Caremark International, Inc. Mr. Piccolo also currently serves on the board of directors of Chemtura Corporation, a polymer and specialty products manufacturer, CVS/Caremark Corporation, an integrated pharmacy services provider, and MedAssets, Inc., a healthcare purchasing organization. Mr. Piccolo serves on the Board of Trustees for Lake Forest Hospital.

        Messrs. Kelly, Napolitano and Piccolo are not officers or employees of the Company or its subsidiaries, and they do not have any other relationships with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment in carrying out their responsibilities as directors.

        Meetings—During the year ended December 31, 2008, the Board of Directors held twelve meetings. Each of the Company's directors attended at least 75% of the aggregate of the total number of board meetings held and the total number of committee meetings on which he served that were held during 2008. Although the Company has no formal policy with respect to director attendance at the Annual Meeting, all of the current directors are expected to attend the Annual Meeting unless prevented from doing so by compelling personal circumstances. All of last year's directors attended the 2008 Annual Meeting.

        Committees of the Board of Directors—The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee, each comprised entirely of directors who are neither officers or employees of the Company or its subsidiaries nor individuals having any other relationships with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of such director's independent judgment in carrying out their responsibilities as directors. The Board of Directors has adopted a written charter for each of these committees, copies of which are available on our website at www.novamed.com. Messrs. Jessup, Kelly and Piccolo serve as the three members of the Audit Committee and Compensation Committee. Messrs. Jessup and Piccolo serve as the two members of the Nominating Committee.

  Audit Committee

        The Audit Committee generally has the responsibility for assessing processes related to risks and control environment, overseeing financial reporting, evaluating the independent audit process, evaluating internal accounting controls, overseeing the selection of the Company's independent registered public accounting firm, approving audit and permissible non-audit services and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee held five meetings in 2008. The Board of Directors, in its business judgment, has determined that all of the members of the Audit Committee are "independent" under the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that Mr. Kelly is an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. Also see "Report of the Audit Committee of the Board of Directors."

  Compensation Committee

        The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies, recommending to the Board of Directors compensation for the Company's executive officers, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Company's stock incentive plans and executive incentive compensation plan, which includes determining the amount of the awards to be provided thereunder to the Company's executive officers and key employees and reporting to the Board of Directors regarding the foregoing. The Compensation Committee held two meetings in 2008. See "Compensation Discussion and Analysis."

        From time to time the Committee may delegate authority to fulfill various functions of administering the Company's plans to employees of the Company. Specifically, the Committee has delegated limited authority under its stock incentive plans to our principal executive officer to grant stock options to non-executive officer employees provided that no grant may exceed 10,000 shares. In addition, our principal executive officer makes various recommendations to the Compensation Committee regarding the amount and form of compensation for other executives of the Company, including the other named executive officers.

        In addition, the Committee has authority to engage the services of outside advisers to assist the Committee. To date, the Committee has not engaged an independent compensation-consulting firm.

  Nominating Committee

        The Nominating Committee generally has the responsibility for periodically reviewing the composition and structure of the Board so that the proper skills and experience are represented, identifying, recruiting and recommending candidates for election to the Board of Directors, recommending to the Board of Directors the membership of the various committees of the Board of Directors and reviewing the compensation of the directors and making recommendations to the Board of Directors regarding such compensation. The Nominating Committee has the authority to hire and pay consultants or search firms to assist in the process of identifying and evaluating candidates for the Board of Directors. Except for the Company's search for a new President and Chief Executive Officer, which resulted in the appointment of Mr. Hall to these positions in November 2005 and his election to the Board of Directors, no such consultants or search firms have been used by the Nominating Committee to locate potential directors and, accordingly, no fees have been paid to consultants or search firms. The Board of Directors, in its business judgment, has determined that all of the members of the Nominating Committee are "independent" under the listing standards of the NASDAQ Stock Market. The Nominating Committee did not hold any meetings in 2008.

        The Nominating Committee will consider candidates for the Board from any reasonable source, including stockholder recommendations that are tendered in accordance with the Company's By-laws. In nominating directors, the Nominating Committee considers a variety of factors, including whether an individual has experience as a senior executive of a company in the healthcare industry or at a public corporation, experience in the management or leadership of a substantial business enterprise or such other professional experience as the Board determines will qualify an individual for service on the Board. The Board also strives to achieve an effective balance and range of experience and expertise, including operational and financial expertise. In considering candidates for the Board, the Nominating Committee will evaluate the entirety of each candidate's credentials. There are no specific minimum qualifications that must be met by a potential nominee. Stockholders who wish to nominate an individual for election as a director at an annual meeting of stockholders must comply with the provisions in the Company's By-laws regarding stockholder nominations. Generally, stockholder nominations must be made in writing and delivered or mailed to the Secretary of NovaMed, Inc. not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the proxy statement for the preceding year's annual meeting of stockholders was mailed. Each stockholder nomination must contain the following information: (a) the name and address of each proposed nominee, all information relating to such person as would be required to be disclosed in solicitation of proxies for the election of the nominee pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended; (b) the nominee's written consent to serve as a director if elected; (c) the name and address of the nominating stockholder; (d) the number of shares of Common Stock that are owned and of record by such stockholder; and (e) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of shares of Common Stock to elect such nominee or nominees. Nominations for the 2010 Annual Meeting must be received no earlier than February 8, 2010 and no later than March 10, 2010. Nominations not made in accordance with all of the requirements contained in the Company's By-laws will be disregarded. The Company does not have any other procedures for stockholders to submit nominees directly to the Board of Directors.

        Stockholder Communications with Directors—Stockholders wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondences should be sent to 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611. Stockholder communications to directors will first be opened by the Secretary's office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, the Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service and patently offensive material will not be forwarded to our directors.

        Code of Ethics—The Board of Directors has adopted a compliance plan for the Company that includes a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will furnish a copy of its compliance plan to any person, without charge, upon written request to the Secretary.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains information regarding the beneficial ownership of the Common Stock as of March 30, 2009 (except as specified below), by:

  •
  each person or group of affiliated persons known by us to beneficially own more than 5% of the outstanding shares of the Common Stock;

  •
  each of the Company's directors;

  •
  each of the Company's named executive officers; and

  •
  all of the Company's directors and named executive officers as a group.

        Unless otherwise indicated below the persons in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

Name and Address (1)	Number of Shares	Percent of Shares
Five Percent Stockholders:
Kent A. Kirk, M.D. (2)	1,456,422	6.4%
c/o Kirk Eye Center, S.C. 7427 Lake Street River Forest, Illinois 60305
Wellington Management Company, LLP (3)	2,873,894	12.5%
75 State Street Boston, Massachusetts 02109
Geneva Investment Management of Chicago, LLC (4)	1,505,953	6.6%
181 West Madison Street, Suite 3575 Chicago, Illinois 60602
Wells Fargo & Company (5)	1,485,500	6.5%
420 Montgomery Street San Francisco, California 94163
Directors and Officers:
Thomas S. Hall (6)	749,179	3.2%
Graham B. Cherrington (7)	76,989	*
Scott T. Macomber (8)	622,231	2.7%
Scott H. Kirk, M.D. (9)	1,551,366	6.7%
R. Judd Jessup (10)	330,932	1.4%
Steven V. Napolitano (11)	214,374	*
C.A. Lance Piccolo (12)	264,374	1.1%
Robert J. Kelly (13)	175,674	*
All Executive Officers and Directors As a Group:
(8 people) (14)	3,985,118	16.1%

*
Less than 1%
(1)
Unless otherwise indicated, the address of the beneficial owners is c/o NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.
(2)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 and the subsequent transactions of which the Company is aware. The shares for which Dr. Kent Kirk has beneficial ownership are comprised of (i) 770,182 shares held directly by Kent Kirk Family LLC, of which Dr. Kent Kirk is the manager and a member, (ii) 633,435 shares held directly by Kirk Eye Center, S.C., of which Dr. Kent Kirk is an officer, director and 50% shareholder and (iii) 52,805 shares held directly by Dr. Kent Kirk. Accordingly, Dr. Kent Kirk has sole dispositive and voting power with respect to 52,805 shares of Common Stock and shared dispositive and voting power with respect to 1,403,617 shares of Common Stock.

(3)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 (the "Wellington Schedule 13G"). The Wellington Schedule 13G indicates that Wellington Management Company, LLP ("Wellington Management"), in its capacity as an investment advisor, may be deemed to beneficially own 2,873,894 shares of Common Stock which are held of record by its clients. Wellington Management has shared dispositive power with respect to 2,873,894 shares of Common Stock and shared voting power with respect to 2,121,894 shares of Common Stock.
(4)
Information presented is based on a Schedule 13G filed with the Securities and Exchange Commission on March 25, 2009 (the "Geneva Schedule 13G"). The Geneva Schedule 13G indicates that Geneva Investment Management of Chicago, LLC ("Geneva"), in its capacity as an investment advisor, may be deemed to beneficially own 1,505,953 shares of Common Stock which have been acquired on behalf of its clients. Geneva has sole voting and dispositive power with respect to these shares.
(5)
Information presented is based on a Schedule 13G filed with the Securities and Exchange Commission on January 27, 2009 (the "Wells Fargo Schedule 13G"). The Wells Fargo Schedule 13G indicates that Wells Fargo & Company (on its behalf and on behalf of its subsidiaries, Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC and Wachovia Securities, LLC (collectively, "Wells Fargo")), as both a holding company and investment advisor, has beneficial ownership on a consolidated basis of 1,485,500 shares of Common Stock. Wells Fargo has sole dispositive power with respect to 1,485,500 shares of Common Stock and the sole voting power with respect to 1,480,650 shares of Common Stock.
(6)
Includes 150,758 restricted shares of Common Stock and 437,500 options which are exercisable within 60 days of March 30, 2009.
(7)
Includes 36,364 restricted shares of Common Stock and 40,625 options which are exercisable within 60 days of March 30, 2009.
(8)
Includes 43,137 restricted shares of Common Stock and 535,936 options which are exercisable within 60 days of March 30, 2009.
(9)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. The shares for which Dr. Scott Kirk has beneficial ownership are comprised of (i) 695,360 shares held directly by Scott Kirk Family LLC, of which Dr. Scott Kirk is the manager and a member, (ii) 633,435 shares held directly by Kirk Eye Center, S.C., of which Dr. Scott Kirk is an officer, director and 50% shareholder, (iii) 53,197 shares held directly by Dr. Scott Kirk; (iv) 12,000 restricted shares of Common Stock; and (v) 157,374 options which are exercisable within 60 days of March 30, 2009. Accordingly, Dr. Scott Kirk has sole dispositive and voting power with respect to 222,571 shares of Common Stock and shared dispositive and voting power with respect to 1,328,795 shares of Common Stock.
(10)
Includes 106,358 shares of Common Stock which are held by R. Judd Jessup and Charlene Lynne Jessup, as Trustees for the R. Judd Jessup and Charlene Lynne Jessup Living Trust u/a/d May 6, 1991. Includes 1,600 shares held by Mr. Jessup's family members. Mr. Jessup disclaims beneficial ownership of all 1,600 of these shares except to the extent of his pecuniary interest therein. Also includes 12,000 restricted shares of Common Stock and 132,374 options which are exercisable within 60 days of March 30, 2009.
(11)
Includes 12,000 restricted shares of Common Stock and 57,374 options which are exercisable within 60 days of March 30, 2009.
(12)
Includes 12,000 restricted shares of Common Stock and 232,374 options which are exercisable within 60 days of March 30, 2009.
(13)
Includes 12,000 restricted shares of Common Stock and 157,374 options which are exercisable within 60 days of March 30, 2009.
(14)
Includes 290,259 restricted shares of Common Stock and 1,750,931 options which are exercisable within 60 days of March 30, 2009.

 EXECUTIVE OFFICERS

        The table below identifies the executive officers of the Company who are not identified in the tables entitled "Election of Directors—Nominees" or "—Other Directors."

Name	Age	Position
Scott T. Macomber	54	Executive Vice President and Chief Financial Officer
Graham B. Cherrington	46	Executive Vice President Operations

        Mr. Macomber has served as Executive Vice President and Chief Financial Officer of the Company since October 2001. From January 2000 to October 2001, Mr. Macomber was Senior Vice President and Chief Financial Officer of Extended Care Information Network, Inc., a health care information technology company located in Northbrook, Illinois. In 1999, Mr. Macomber served as Executive Vice President and Chief Financial Officer of PeopleServe, Inc., a privately held health care services provider located in Dublin, Ohio. From before its initial public offering in 1992 through 1998, Mr. Macomber served as Senior Vice President and Chief Financial Officer of Vitalink Pharmacy Services, Inc., an institutional pharmacy provider located in Naperville, Illinois. Mr. Macomber also spent 12 years in various financial, acquisition and development positions at Manor Care, Inc., one of the largest long-term care providers in the industry. Mr. Macomber received his B.A. degree from the University of Vermont and M.B.A. from the University of Michigan.

        Mr. Cherrington joined the Company in March 2007 as a Senior Vice President. After being promoted to Executive Vice President Operations in December 2008, Mr. Cherrington has operating responsibility for all of the Company's ambulatory surgery centers. Prior to joining the Company, Mr. Cherrington worked at Matria Healthcare, Inc., a provider of disease management services to health plans and employers. Mr. Cherrington joined Matria in November 2002 as Vice President, Corporate Business Development and was promoted in November 2005 to Senior Vice President of Operations with responsibility for the company's health & wellness and oncology management business units. Mr. Cherrington has also served in senior management positions with RISCORP, Inc., an insurance holding company, and CNL Advisory Services, an investment banking firm. He began his career with Accenture and PepsiCo.

        Subject to the terms of their employment agreements, the executive officers serve at the discretion of the Board of Directors. Each of the executive officers has an employment agreement with the Company. See "Executive Compensation—Employment Agreements."

        Section 16(a) Beneficial Ownership Reporting Compliance—Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that, during 2008, all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such reporting persons.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

OVERVIEW

        This Compensation Discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers who served as named executive officers (as defined on page 18 during the last completed fiscal year. This Compensation Discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation program. The Compensation Committee of the Board of Directors (the "Committee") oversees the design and administration of our executive compensation program in accordance with the processes and procedures discussed in the Corporate Governance section of this proxy statement.

        The principal elements of our executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options and restricted stock, other benefits and perquisites, and a change in control severance policy. Our other benefits and perquisites consist of health, disability and life insurance benefits and a qualified 401(k) savings plan.

PROGRAM OBJECTIVES AND REWARD PHILOSOPHY

        In General—The objectives of our compensation programs are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at comparable companies. Generally, the annual cash compensation of the Company's executive officers is composed of a base salary and an annual incentive compensation award. In setting base salaries, the Committee generally reviews the individual contributions of the particular executive. The annual incentive compensation award is based upon the Company's executive incentive compensation plan. In addition, stock options and restricted stock awards are granted to provide the opportunity for long-term compensation based upon the performance of the Common Stock over time.

        Competitive Market—We do not have an explicitly defined peer group for purposes of benchmarking executive compensation because it is difficult to find a reasonable number of publicly traded companies that are comparable in terms of company size and business type. Nevertheless, we periodically verify the reasonableness of the survey information used for our named executive officers by compiling proxy statement compensation information from our publicly traded competitors. In light of recent going private transactions, AmSurg Corp is currently our only publicly traded competitor in the ambulatory surgery center industry. We also assessed the competitive market for executive talent in our industry with the assistance of a national executive search firm in providing a competitive employment and compensation package for Mr. Hall in connection with his hiring in 2005.

        Compensation Process—For the named executive officers other than the principal executive officer, the Committee reviews and approves all elements of compensation taking into consideration recommendations from our principal executive officer, as well as competitive market guidance provided by our human resources staff which consist of reports generated by a subscription compensation database service detailing compensation data for comparably sized health care companies. For our principal executive officer, other than salary and equity awards for 2006 and 2007 which were set by his employment contract, the Committee reviews and approves all elements of his compensation taking into consideration the Committee's performance assessment of the principal executive officer, and competitive market guidance provided by our human resources staff. Recommendations with respect to the compensation of our principal executive officer are not shared with our principal executive officer during this process.

        Regulatory Considerations—Under Section 162(m) of the Internal Revenue Code, we may not deduct compensation in excess of $1 million paid to our chief executive officer or any of the executive officers named in the Summary Compensation Table, excluding the chief financial officer. Certain performance-based compensation is specifically exempt from the deduction limit. The Committee considers the deduction limit imposed by Section 162(m) when designing annual and long-term compensation programs and approving payouts under these programs. Nevertheless, the Committee may administer the programs in a manner that does not satisfy the requirements of Section 162(m) to achieve a result determined to be in the Company's best interest. While the tax treatment of compensation is important, the primary factor influencing program design is the support of business objectives. Consequently, the Committee reserves the right to approve, and in some cases has approved, non-deductible compensation if the Committee believes it is in the Company's best interest.

BASE SALARIES

        In General—We provide the opportunity for our named executive officers and other executives to earn a market competitive annual base salary. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar base salary rates are almost universally provided at other companies that we compete with for talent, and to provide a base wage that is not subject to Company performance risk. We review base salaries for the named executive officers and other executives annually in February effective for the current fiscal year, and increases are based on changes in our competitive market and the performance of the individual and the Company.

        Salary Increases—The Committee establishes base salaries each year for the named executive officers based on general market salary increases, salary data from comparable companies and individual performance. At its February 2008 meeting, the Committee increased Mr. Hall's salary from $535,000 to $553,725, a 3.5% increase. This increase was based on Mr. Hall's performance in 2007. At this meeting, the Committee also approved salary increases of 3.6% for each of Messrs. Cherrington and Macomber based on individual performance. At its February 2009 meeting, the Committee decided to not award any salary increases to the named executive officers and other senior executives in the interest of managing fixed expenses in light of current economic conditions.

ANNUAL CASH INCENTIVES

        In General—We provide the opportunity for our named executive officers and other executives to earn a market competitive annual cash incentive award. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar annual cash incentive awards are almost universally provided at other companies that we compete with for talent, and to motivate executives to achieve our annual business goals. We review annual cash incentive awards for the named executive officers and other executives annually in February to determine award payments for the last completed fiscal year, as well as to establish award opportunities for the current fiscal year. These annual cash incentive awards are administered under our Amended and Restated Executive Incentive Compensation Plan (the "Bonus Plan").

        Target Award Opportunities—Under the Bonus Plan, we establish annual target award opportunities expressed as a percentage of base salary paid during the fiscal year, and threshold award goals expressed as a percentage of the target award. The 2008 Bonus Plan required a minimum threshold performance equal to 85% of the target performance in order for a participant to be eligible for a cash incentive award. The amount of the cash incentive award would then vary depending on the actual results relative to the target performance. For the last completed and current fiscal years, annual cash incentive opportunities for the named executive officers are summarized below:

		Annual Cash Incentive Award Opportunity
		Threshold Performance		Target Performance		Maximum Performance (1)
		% Target	$ Amount	% Salary	$ Amount	$ Amount
Thomas S. Hall	FY 2008	30%	$82,303	50%	$274,342	$1,500,000
	FY 2009	30%	124,588	75%	415,294	622,941
Scott T. Macomber	FY 2008	30%	$30,167	35%	$100,558	$1,500,000
	FY 2009	30%	43,500	50%	145,000	217,500
Graham B. Cherrington	FY 2008	30%	$20,326	30%	$67,754	$1,500,000
	FY 2009	30%	41,250	50%	137,500	206,250

(1)
The 2008 Bonus Plan was subject to a maximum payout of $1,500,000 per participant. In establishing the 2009 Bonus Plan, the Committee set the maximum payout for each participant at 150% of such participant's targeted performance payout.

        Performance Measures—Under the Bonus Plan, we use overall corporate performance measures for our principal executive and financial officers, and for our other named executive officers, a mix of overall corporate and business unit performance measures to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position. For the last completed and current fiscal years, the performance measure mix for the named executive officers is summarized below:

		Performance Measure Mix
		Overall Corporate	Business Unit
Thomas S. Hall	FY 2008	100%	0%
	FY 2009	100%	0%
Scott T. Macomber	FY 2008	100%	0%
	FY 2009	100%	0%
Graham B. Cherrington	FY 2008	50%	50%
	FY 2009	60%	40%

        Overall Corporate Performance Goals—Under the Bonus Plan, overall corporate performance is based on diluted earnings per share goals. In establishing the specific target for the year, we take into consideration a variety of factors including: prior year results, growth expectations, expected reimbursement changes and changes in accounting rules that would impact earnings.

        At its February 2008 meeting, the Committee set a target diluted earnings per share goal of $0.380 for fiscal year 2008, excluding the impact of gains and losses from the sale of minority interests. The 2008 Bonus Plan required a minimum threshold performance equal to 85% of this target, or $0.323, before the participants were eligible to receive a cash incentive award. The 2008 Bonus Plan had a payout limit of $1,500,000 per participant. At its February 2009 meeting, the Committee set the maximum payout for each participant in the 2009 Bonus Plan at 150% of such participant's targeted performance payout. At this February 2009 meeting the Committee also increased the target award percentages in the 2009 Bonus Plan for each of the named executive officers. The Committee increased Mr. Hall's target award percentage from 50% to 75% of his annual base salary, and increased Messrs. Macomber and Cherrington's target award percentages from 35% to 50%. The Committee also adjusted the scale for target payouts between the minimum threshold performance of 85% of the target and achieving 100% payout under the 2009 Bonus Plan by increasing the percentage payout to participants within this range. The Committee increased these target payouts and adjusted the scale based on market comparable data reviewed by the Committee. The Committee also modified the types of non-recurring events that would be excluded from the calculation of overall corporate performance goals in the 2009 Bonus Plan.

        Business Unit Performance Goals—Under the Bonus Plan, business unit performance is based on operating income goals. In establishing the specific target for the year, we take into consideration a variety of factors including: prior year results, growth expectations, expected reimbursement changes and changes in accounting rules that would impact operating income.

        At its February 2008 meeting, the Committee set an operating income from continuing operations target for Mr. Cherrington of approximately $20,958,000. The 2008 Bonus Plan required a minimum threshold performance equal to 85% of this target, or $17,814,000, before Mr. Cherrington was eligible to receive a cash incentive award.

        Discretionary Adjustments—Under the Bonus Plan, we may make adjustments to our overall corporate and business unit performance goals and our actual performance results that may cause differences between the numbers used for our performance goals and the numbers reported in our financial statements. These adjustments may exclude all or a portion of both the positive or negative effect of external events that are outside the control of our executives, such as natural disasters, litigation, or regulatory changes in accounting or taxation standards. These adjustments may also exclude all or a portion of both the positive or negative effect of unusual or significant strategic events that are within the control of our executives but that are undertaken with an expectation of improving the long-term financial performance of our Company, such as restructurings, acquisitions, or divestitures. For the last completed fiscal year, we made adjustments to our business unit performance goals as described above and we made the following adjustments to our actual performance results:

	Overall Corporate (diluted EPS)	Business Unit
As reported	$.375	$19,204,000
Miscellaneous non-recurring expenses	0.003	—

Used for Bonus Plan	$0.378	$19,204,000

        The Committee reviewed and approved these adjustments to our overall corporate performance goals and our actual performance results. The Committee rounded up the adjusted earnings per share of $0.378 to $0.380 and awarded 100% payouts for the overall corporate performance goals under the 2008 Bonus Plan. In addition, the Committee exercised its discretion under the Bonus Plan to adjust the payout to Mr. Cherrington. Mr. Cherrington's initial targets established by the Committee at its February 2008 meeting were in part based on income from operations of various ambulatory surgery centers under his direction. Because Mr. Cherrington was an integral part of many facets of the Company's operations that resulted in his responsibilities being expanded during 2008 to cover more than just these centers, the Committee determined that Mr. Cherrington's target payout should be based entirely on targeted earnings per share and awarded him a 100% payout.

        Actual Award Payments—Based on the above discussion, award payments to our named executive officers for the last completed fiscal year are summarized below:

	Annual Cash Incentive Award Payments for the Last Completed Fiscal Year
	$ Amount	% Target
Thomas S. Hall	$274,342	100%
Scott T. Macomber	$100,558	100%
Graham B. Cherrington	$67,754	100%

LONG-TERM EQUITY INCENTIVES

        In General—We provide the opportunity for our named executive officers and other executives to earn a market competitive long-term equity incentive award. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar long-term equity incentives are almost universally provided at other companies that we compete with for talent, and to motivate executives to make decisions that focus on the long-term growth of our Company and thus increase stockholder value. We review long-term equity incentives for our named executive officers and other executives annually. We began awarding a combination of restricted stock and stock options as our equity awards in 2006 instead of solely awarding stock options as we had in prior years. While we believe that awards of stock options create proper incentives for our executives, we also began awarding restricted stock because it results in less dilution to existing stockholders than stock options of equivalent value and because restricted stock arguably retains incentive value during stock price fluctuations when stock options may have no realizable value. We believe a combination of restricted stock and stock option awards strikes a proper balance to motivate and reward our executives.

        In determining the amount of the individual stock option and restricted stock grants, the Committee considers a variety of factors including position, individual responsibilities and performance, and potential for future contribution. As a result, the amount of the annual grants is generally greater for the most senior executive officers, who have higher levels of responsibility. Historically, in considering the mix between stock options and restricted stock grants, the Committee has determined that at least 50% of the value of the annual grant should be in the form of stock options, so that there will be no cash benefit to the recipient if the Company's stock price does not exceed the grant price during the option's term. The Committee has also determined that one share of restricted stock is equivalent to between two to three shares granted through a stock option.

        At its February 2008 meeting the Committee decided not to grant equity awards to the named executive officers or any other employees.

        Stock Options—Our stock options are granted on the same date as our Committee approval date, and have an exercise price equal to our closing market price on the trading day immediately preceding the approval date. We do not have a program, plan, or practice to time stock option grants to executives in coordination with the release of material non-public information. Our stock options have a 10-year contractual exercise term, with 1/8 vesting on the date six months after the grant date with 1/48 of the total amount granted vesting at the end of each month thereafter. The option grants are also subject to the following post-termination and change in control provisions:

Event	Award Vesting	Exercise Term (1)
Death or Disability	Forfeit Unvested	1 Year
Termination for Cause	Forfeit Vested and Unvested	Expire
Termination without Cause or Retirement	Forfeit Unvested	90 Days
Voluntary Termination	Forfeit Unvested	Expire
Change in Control	Accelerated	90 Days (2)

    (1)
    Or remainder of original contractual term, if shorter.
    (2)
    If employment is terminated. Otherwise remain exercisable for remainder of term.

        Our stock options may not generally be transferred to any third party other than by will or the laws of descent upon the death of a participant.

        Restricted Stock—The restricted stock awards generally vest as to 1/8th of the award on the date six months following the grant date with 1/16th of the total amount granted vesting on each 3-month anniversary thereafter. The initial restricted stock award of 250,000 shares to our principal executive officer on November 14, 2005 also vests over a four-year period, except that after the initial six-month period 1/48th of these shares vest on a monthly basis. The awards are also subject to the following post-termination and change in control provisions:

Event	Award Vesting
Death or Disability	Forfeit Unvested
Termination for Cause	Forfeit Unvested
Termination without Cause or Retirement	Forfeit Unvested
Voluntary Termination	Forfeit Unvested
Change in Control	Accelerated

EXECUTIVE BENEFITS AND PERQUISITES

        We provide the opportunity for our named executive officers and other executives to receive a market competitive general health and welfare benefits program. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar executive benefits are commonly provided at other companies that we compete with for talent, and to help minimize personal distractions so that the executives can better focus on the business affairs of our Company. Our benefits program consists of health, disability and life insurance benefits and a qualified 401(k) savings plan. In addition, in 2006 we provided certain commuting and housing benefits for our principal executive officer that were originally negotiated in his employment agreement. As of January 1, 2007, we discontinued the provision of these benefits because of their decreased use and necessity as a result of our principal executive officer spending an increasing amount of time at our corporate office in Alpharetta, Georgia. This office was relocated to Roswell, Georgia in March 2009. Instead, any travel and lodging expenses incurred by our principal executive officer for travel to and from Chicago will be reimbursed in a manner consistent with the Company's business expense policy. We review our executive benefits and perquisites program periodically to ensure it remains fair to our executives and supportable to our stockholders.

EXECUTIVE CHANGE IN CONTROL POLICY

        We provide the opportunity for our named executive officers and other executives to be protected under a change in control policy contained in their employment agreements. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar change in control protections are commonly provided at other companies that we compete with for talent, and to ensure the impartiality and objectivity of our executives in the event of a change in control situation so that our stockholder interests are protected. We review this change in control protection periodically to ensure it remains fair to our executives and supportable to our stockholders. For the last completed and current fiscal years, our change in control policy for the named executive officers is summarized below:

Executive Benefit	Description
Policy Term	•	Employment agreements automatically renew on a year to year basis, unless terminated earlier
Payment Trigger	•	Involuntary termination without just cause or voluntary resignation for good reason, following a change in control
Severance Benefits	•	Two times base salary and target annual bonus (paid in lump sum) for Mr. Hall, 1 1/2 times base salary and bonus for Mr. Macomber, and 1 1/4 times base salary and bonus for Mr. Cherrington
	•	Continued welfare benefits for 24 months (Mr. Hall), 18 months (Mr. Macomber) and 15 months (Mr. Cherrington)
	•	One-half of this benefit is payable if the executive terminates his employment for any reason during the 30 days following the one-year anniversary of a change in control
Excise Tax Gross-Up	•	Gross-up for federal excise taxes imposed on golden parachute payments

Compensation Committee Report

        The information contained in this report shall not be deemed "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

        The Compensation Committee of the Board (the "Committee") has reviewed and discussed the Compensation Discussion and Analysis on pages 11 through 17 of this Proxy Statement with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, portions of which, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2008.

Submitted by the Members of the Compensation Committee:
C.A. Lance Piccolo, Chairman
R. Judd Jessup
Robert J. Kelly

 Summary Compensation Table

        The following table shows information concerning the annual compensation for services to the Company in all capacities of the Chief Executive Officer, Chief Financial Officer and the next most highly compensated executive officers of the Company (collectively the "named executive officers") during the years ended December 31, 2006, 2007 and 2008.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total Compensation ($) (4)
Thomas S. Hall	2008	$548,684	$405,625	$546,944	$274,342	$4,600	$1,780,195
President and Chief	2007	$525,577	$405,625	$512,752	—	$2,998	$1,446,952
Executive Officer	2006	$500,000	$405,625	$202,287	$225,000	$67,853	$1,400,765
Scott T. Macomber	2008	$287,308	$29,624	$108,417	$100,558	$4,600	$530,507
Executive Vice President and	2007	$276,769	$27,442	$134,255	—	$4,500	$442,966
Chief Financial Officer	2006	$265,308	$7,607	$112,604	$83,633	$3,300	$472,452
Graham B. Cherrington (5)	2008	$225,846	—	$60,919	$67,754	$4,517	$359,036
Executive Vice President	2007	$169,231	—	$47,654	—	$1,015	$217,900
Operations

(1)
Represents the proportionate amount of the total fair value of stock and option awards recognized by the Company as an expense in 2006, 2007 and 2008 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006, 2007 and 2008 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share Based Payment (FAS 123R). The awards for which expense is shown in this table include the awards granted in 2002 through 2007 for which we recognized expense in 2006, 2007 and 2008. The assumptions used in determining the grant date fair values of these awards are set forth in footnote 15 to the Company's consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.
(2)
Reflects the value of cash incentive awards earned under our Bonus Plan.
(3)
Amounts reflected in this column include 401(k) matching contributions for Messrs. Hall, Macomber and Cherrington. The amount shown for Mr. Hall in 2006 includes certain commuting expenses, housing expenses, and tax gross-ups on those expenses of $5,685, $35,400 and $26,768, respectively.
(4)
Mr. Hall's base salary and non-equity incentive plan compensation represented 36% and 16%, respectively, of his total compensation for 2006, 36% and 0%, respectively, of his total compensation for 2007, and 31% and 15%, respectively of his total compensation for 2008. Mr. Macomber's base salary and non-equity incentive plan compensation represented 56% and 18%, respectively, of his total compensation for 2006, 62% and 0%, respectively, of his total compensation for 2007, and 54% and 19%, respectively of his total compensation for 2008. Mr. Cherrington's base salary and non-equity incentive plan compensation represented 78% and 0%, respectively, of his total compensation for 2007, and 63% and 19%, respectively, of his total compensation for 2008.
(5)
Mr. Cherrington commenced his employment with the Company on March 19, 2007.

        For a description of the terms of the employment agreements with our named executive officers, see "Potential Payments Upon Termination or Change in Control—Employment Agreements" on page 20.

Grants of Plan-Based Awards

        The Company did not make any stock awards to its named executive officers in 2008. For a description of the non-equity incentive awards made to the named executive officers in 2008, see "Annual Cash Incentives—Target Award Opportunities" on page 12.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (10)
Thomas S. Hall	192,708	57,292	(1)	$6.49	11/14/2015	57,292	(7)	$198,230
	65,104	59,896	(2)	$7.28	11/14/2016
	114,583	135,417	(3)	$7.35	2/21/2017
Scott T. Macomber	250,000	0		$1.70	10/25/2011	3,127	(8)	$10,819
	90,000	0		$0.78	4/2/2012	4,690	(9)	$16,227
	45,000	0		$1.27	3/21/2013
	55,000	0		$4.45	3/17/2014
	56,875	8,125	(4)	$5.96	6/17/2015
	15,625	9,375	(5)	$6.87	6/20/2016
	11,458	13,542	(3)	$7.35	2/21/2017
Graham B. Cherrington	32,812	42,188	(6)	$6.24	3/19/2017	0		$0

(1)
These options were granted on November 14, 2005 (Mr. Hall's first day of employment with the Company) and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or May 14, 2006, with 1/48th of the options vesting monthly on the 14th day of each month thereafter, beginning on June 14, 2006 and continuing monthly until November 14, 2009.
(2)
As set forth in Mr. Hall's employment agreement with the Company, these options were granted on his one-year anniversary of employment, or November 14, 2006, and vest over a four-year period as follows: one-eighth of the options will vest on the six-month anniversary of the grant date, or May 14, 2007, with 1/48th of the options vesting monthly on the 14th day of each month thereafter, beginning on June 14, 2007 and continuing monthly until November 14, 2010.
(3)
These options were granted on February 21, 2007 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or August 21, 2007, with 1/48th of the options vesting monthly on the 21st day of each month thereafter, beginning on September 21, 2007 and continuing monthly until February 21, 2011.
(4)
These options were granted on June 17, 2005 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or December 17, 2005, with 1/48th of the options vesting monthly on the 17th day of each month thereafter, beginning on January 17, 2006 and continuing monthly until June 17, 2009.
(5)
These options were granted on June 20, 2006 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or December 20, 2006, with 1/48th of the options vesting monthly on the 20th day of each month thereafter, beginning on January 20, 2007 and continuing monthly until June 20, 2010.
(6)
These options were granted on March 19, 2007 (Mr. Cherrington's first day of employment with the Company) and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or September 19, 2007, with 1/48th of the options vesting monthly on the 14th day of each month thereafter, beginning on October 19, 2007 and continuing monthly until March 19, 2011.
(7)
These restricted stock awards were granted on November 14, 2005 and vest over a four-year period as follows: one-eighth of the restricted shares vested on the six-month anniversary of the grant date, or May 14, 2006, with 1/48th of the restricted shares vesting monthly on the 14th day of each month thereafter, beginning on June 14, 2006 and continuing monthly until November 14, 2009.
(8)
These restricted stock awards were granted on June 20, 2006 and vest over a four-year period as follows: one-eighth of the restricted shares vested on the six-month anniversary of the grant date, or December 20, 2006, with 1/16th of the restricted shares vesting quarterly thereafter, beginning on March 20, 2007 and continuing quarterly until June 20, 2010.
(9)
These restricted stock awards were granted on February 21, 2007 and vest over a four-year period as follows: one-eighth of the restricted shares vested on the six-month anniversary of the grant date, or August 21, 2007, with 1/16th of the restricted shares vesting quarterly thereafter, beginning on November 21, 2007 and continuing quarterly until February 21, 2011.
(10)
The market value is calculated using the $3.46 closing price of the Company's Common Stock on the NASDAQ Global Select Market on December 31, 2008.

 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Thomas S. Hall	—	—	62,500	$241,094
Scott T. Macomber	—	—	4,164	$15,881
Graham B. Cherrington.	—	—	—	—

(1)
Represents aggregate number of restricted shares of Common Stock that vested during 2008, including vested shares that were tendered to the Company by the executive to fund his minimum tax withholding obligations as permitted pursuant to the Company's applicable stock incentive plans. These tendered shares will be available for future issuance by the Company in accordance with the applicable stock incentive plans, except for Mr. Hall's tendered shares which shall not be available for future issuance under the 2005 Restricted Stock Plan. The number of vested shares tendered to the Company during 2008 to satisfy tax withholding obligations was as follows: 20,926 shares by Mr. Hall; and 1,296 shares by Mr. Macomber.
(2)
The market value is calculated using the closing price of the Company's Common Stock on the NASDAQ Global Select Market on the trading day immediately preceding the applicable vesting date of the restricted shares of Common Stock.

Potential Payments Upon Termination or Change in Control

Employment Agreements

        The Company has entered into employment agreements with its named executive officers. The agreements generally provide for the payment of an annual base salary, plus cash incentive compensation based upon the Company's executive compensation plan. The employment agreements also provide for the right to participate in the Company's stock option and employee benefit programs. These programs include hospitalization, disability, life and health insurance. The employment agreements impose on each employee non-competition restrictions that survive termination of employment and post-termination confidentiality obligations.

        The Company may terminate these employment agreements with or without cause or upon the named executive officer's disability. If the Company terminates a named executive officer for disability or cause, the executive is not entitled to receive any salary or other severance after the date of termination. The Company may terminate a named executive officer for cause under the agreement if he: (i) materially breaches any term or condition of the agreement and fails to cure such breach within a reasonable time; (ii) fails to comply with any of the Company's written guidelines that it has furnished to the executive and fails to cure such failure within a reasonable time; (iii) materially fails or willfully refuses to substantially perform his duties and fails to cure such failure or refusal within a reasonable time; or (iv) has committed an act constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company, as reasonably determined by the Board of Directors.

        Mr. Hall's employment agreement with the Company has an initial term of four years commencing November 14, 2005, and automatically renews on a year-to-year basis, unless either party chooses to terminate the agreement. If the Company terminates Mr. Hall without cause, he would receive severance compensation in a fixed amount equal to his then-current base salary and pro rata cash incentive compensation for 12 months, plus health benefits for such period. If Mr. Hall's employment is terminated following a change in control of the Company by Mr. Hall for good reason or by the Company without cause, he would receive an amount equal to two times the sum of his annual base salary and targeted incentive bonus plus health benefits for 24 months. If Mr. Hall terminates his employment during the

30-day period following the one-year anniversary of a change in control, he would receive an amount equal to one times the sum of his annual base salary and incentive bonus plus health benefits for 12 months.

        Each of Messrs. Macomber and Cherrington's employment agreement automatically renews on a year-to-year basis, unless either party chooses to terminate the agreement. If the Company terminates Messrs. Macomber or Cherrington without cause, the executive receives severance compensation in a fixed amount equal to his then-current base salary for a period of 15 months and 10 months, respectively, health benefits for such period, and his pro rata cash incentive compensation. Mr. Cherrington's Employment Agreement provides that his severance compensation will increase in one-month increments for each year of employment with the Company, not to exceed total severance compensation of 12 months. If Mr. Macomber's employment is terminated following a change in control of the Company by Mr. Macomber for good reason or by the Company without cause, the executive would receive an amount equal to 150% of the sum of his annual base salary and targeted incentive bonus plus health benefits for 18 months. If Mr. Macomber terminates his employment after the one-year anniversary of a change in control, he would receive an amount equal to 75% of the sum of his annual base salary and targeted incentive bonus plus health benefits for 9 months. If Mr. Cherrington's employment is terminated following a change in control of the Company by Mr. Cherrington for good reason or by the Company without cause, the executive would receive an amount equal to 125% of the sum of his annual base salary and targeted incentive bonus plus health benefits for 15 months. If Mr. Cherrington terminates his employment after the one-year anniversary of a change in control, he would receive an amount equal to 62.5% of the sum of his annual base salary and targeted incentive bonus plus health benefits for 7 1/2 months.

        During 2008, the Committee initiated a review of the Company's employment agreements to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). As a result of this review, in December 2008 the Company amended and restated the employment agreements with each of the named executive officers. The Committee determined to take these actions in order to comply with Section 409A. Each agreement was modified to reflect the provisions of Section 409A, including imposing a six-month delay on distributions upon "separation from service" unless permitted exceptions apply.

Termination without Cause

        The following table shows the Company's potential payment and benefit obligations to each of its named executive officers for termination by the Company without cause assuming such termination occurred on December 31, 2008. The Company has no obligation to its named executive officers for termination by the Company for cause or due to death or permanent disability.

	Mr. Hall	Mr. Macomber	Mr. Cherrington
Base salary severance payments (1)	$553,725	$362,500	$229,167
Incentive bonus payments (2)	274,342	100,558	67,754
Health and welfare benefits (3)	6,774	8,468	7,155

Total	$834,841	$471,526	$304,076

(1)
Represents 12 months annual salary for Mr. Hall, 15 months annual salary for Mr. Macomber, and 10 months annual salary for Mr. Cherrington.
(2)
Represents the actual incentive award earned in 2008.
(3)
Represents the portion of health and welfare benefits paid by the Company for a period of 12 months for Mr. Hall, 15 months for Mr. Macomber, and 10 months for Mr. Cherrington.

Termination following a Change in Control

        The following table shows the Company's potential payment and benefit obligations to each of its named executive officers assuming that a Change in Control of the Company had occurred and as a result the named executive officer's employment was terminated by the Company without cause or by the executive for good reason on December 31, 2008. Following a Change in Control of the Company, the Company has no obligation to its named executive officers for termination by the Company for cause or due to death or permanent disability.

	Mr. Hall	Mr. Macomber	Mr. Cherrington
Base salary severance payments (1)	$1,107,450	$435,000	$343,750
Incentive bonus payments (2)	553,725	152,250	$103,125
Health and welfare benefits (3)	13,548	10,161	9,672
Accelerated vesting of stock options (4)	—	—	—
Accelerated vesting of restricted stock (4)	189,064	25,796	—
Tax gross-up payment (5)	—	—	—

Total	$1,863,787	$623,207	$456,547

(1)
Represents 24 months annual salary for Mr. Hall, 18 months annual salary for Mr. Macomber, and 15 months annual salary for Mr. Cherrington.
(2)
Represents 2 times the full 2008 incentive bonus target for Mr. Hall, 1.5 times the full 2008 bonus target for Mr. Macomber, and 1.25 times the full 2008 bonus target for Mr. Cherrington.
(3)
Represents the portion of health and welfare benefits paid by the Company for a period of 24 months for Mr. Hall, 18 months for Mr. Macomber, and 15 months for Mr. Cherrington.
(4)
These amounts are payable to the named executive officers pursuant to the terms of the grant documents governing those awards rather than the terms of the employment agreements. Represents the "in-the-money" value of stock options and restricted stock awards based on the Company's closing stock price on January 2, 2009 ($3.30), the first trading day following the assumed termination date.
(5)
The amounts due to the named executive officers would not exceed the thresholds that would require tax gross-up payments to be made by the Company.

        The following table shows the Company's potential payment and benefit obligations to each of its named executive officers assuming that they each terminated their employment during the 30-day period following the one-year anniversary of a Change in Control of the Company that is assumed to have occurred on December 31, 2008.

	Mr. Hall	Mr. Macomber	Mr. Cherrington
Base salary severance payments (1)	$553,725	$217,500	$171,875
Incentive bonus payments (2)	276,863	76,125	51,563
Health and welfare benefits (3)	6,774	5,081	4,836
Accelerated vesting of stock options (4)	—	—	—
Accelerated vesting of restricted stock (4)	189,064	25,796	—
Tax gross-up payment (5)	—	—	—

Total	$1,026,426	$324,502	$228,274

(1)
Represents 12 months annual salary for Mr. Hall, 9 months annual salary for Mr. Macomber, and 7 1/2 months annual salary for Mr. Cherrington.
(2)
Represents the full 2008 incentive bonus target for Mr. Hall, 75% of the full 2008 bonus target for Mr. Macomber, and 62.5% of the full 2008 bonus target for Mr. Cherrington.
(3)
Represents the portion of health and welfare benefits paid by the Company for a period of 12 months for Mr. Hall, 9 months for Mr. Macomber, and 7 1/2 months for Mr. Cherrington.
(4)
These amounts are payable to the named executive officers pursuant to the terms of the grant documents governing those awards rather than the terms of the employment agreements. Represents the "in-the-money" value of stock options and restricted stock awards based on the Company's closing stock price on January 2, 2009 ($3.30), the first trading day following the assumed termination date.
(5)
The amounts due to the named executive officers would not exceed the thresholds that would require tax gross-up payments to be made by the Company.

 Director Compensation

Director Compensation Table

        The following table provides information on 2008 compensation for non-employee directors who served during 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Options Awards ($) (1)	Total ($)
Robert J. Kelly	$56,000	$7,350	$113,549	$176,899
R. Judd Jessup	$24,000	$7,350	$41,208	$72,558
Scott H. Kirk	$19,000	$7,350	$41,208	$67,558
Steven V. Napolitano	$20,000	$7,350	$41,208	$68,558
C.A. Lance Piccolo	$26,000	$7,350	$41,208	$74,558

    (1)
    Represents the proportionate amount of the total fair value of stock and option awards recognized by the Company as an expense in 2008 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2008 were determined in accordance with FAS 123R. The awards for which expense is shown in this table include awards granted in 2004, 2005, 2006 and 2007 for which we recognized expense in 2008. The assumptions used in determining the grant date fair values of these awards are set forth in footnote 15 to the Company's consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.

        The aggregate option awards outstanding for each person in the table set forth above as of December 31, 2008 is as follows:

Name	Aggregate Options Outstanding
Robert J. Kelly	167,000
R. Judd Jessup	142,000
Scott H. Kirk	167,000
Steven V. Napolitano	67,000
C.A. Lance Piccolo	242,000

SUMMARY OF DIRECTOR COMPENSATION

        Each director is paid $3,000 per meeting attended in person and $1,000 per telephonic meeting in which he participates. Each member of a Board committee is paid $1,000 per committee meeting, whether attending such meeting in person or via teleconference. Mr. Kelly, as Chairman of the Audit Committee, receives a $5,000 annual retainer. Mr. Kelly also receives a $2,000 monthly fee for serving in his role as Lead Director of the Board. In addition to cash compensation, outside directors have historically received stock option grants from time to time. The outside directors did not receive any such stock awards in 2008. On February 18, 2009, the outside directors received stock option grants and restricted stock awards. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings. Mr. Hall does not receive any fees for his role as Chairman.

        Securities Authorized for Issuance under Equity Compensation Plans- The following table summarizes the Company's employee stock purchase plan and various stock incentive plans as of December 31, 2008:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Stock Options
Equity compensation plans approved by security holders	3,216,621	(1)	$4.72	992,677
Equity compensation plans not approved by security holders (2)	367,851	(3)	$4.74	22,735
Total Options	3,584,472		$4.72	1,015,412
Stock Purchase Plan
Equity compensation plans approved by security holders	N/A		N/A	216,362	(4)
Equity compensation plans not approved by security holders	—		—	—

(1)
Represents awards under the Company's Second Amended and Restated 1999 Stock Incentive Plan (the "1999 Plan") and Amended and Restated 2005 Stock Incentive Plan (the "2005 Plan"). The Company's stockholders approved each of the 1999 Plan and 2005 Plan at the annual stockholder meetings in May 2000 and June 2005, respectively. As described in this Proxy Statement, stockholders are being asked to approve amendments to the 2005 Plan at the Company's 2009 Annual Meeting of Stockholders. This figure does not include 101,768 shares of restricted stock issued and outstanding as of December 31, 2008 under the 2005 Plan.
(2)
Does not include the NovaMed, Inc. Amended and Restated 2005 Restricted Stock Plan, which was not approved by stockholders. 250,000 restricted shares of Common Stock were issued under this plan to Mr. Hall upon his appointment in 2005 and no shares remain available for issuance under this plan.
(3)
The Board of Directors approved the 2000 Stock Incentive Plan on February 16, 2000 (the "2000 Plan"), which was amended and restated in December 2006. The total number of shares reserved and available for issuance under the 2000 Plan was 500,000. Under the terms of the 2000 Plan as originally adopted, no awards could be made after May 16, 2000. The Board of Directors adopted the 2001 Stock Incentive Plan on April 2, 2001 (the "2001 Plan"), which was amended and restated in December 2006. The total number of shares reserved and available for issuance under the 2001 Plan is 700,000. All other provisions of both of the 2000 Plan and 2001 Plan are substantially similar to the 1999 Plan.
(4)
Represents future shares of Common Stock that are available for issuance under the Company's Amended and Restated 1999 Stock Purchase Plan approved by the Company's stockholders at its annual stockholder meetings in May 2000 and May 2008.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee currently consists of Messrs. Jessup, Kelly and Piccolo. No member of the Compensation Committee has been an officer or employee of the Company at any time. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee was appointed by the Board of Directors to assist it in overseeing the quality and integrity of the Company's financial reports, financial reporting processes and internal control system, the performance and independence of the Company's independent registered public accounting firm and related matters. The Audit Committee also considers questions of related party transactions and conflicts of interest between the Company and Board members or senior management. The Audit Committee operates under a written charter adopted by the Board of Directors.

        Management is responsible for the Company's financial reporting process, including its system of internal control and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing an opinion as to whether those consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles. The Audit Committee's responsibility is to oversee, monitor and review these processes. In fulfilling these responsibilities, the Audit Committee has not conducted auditing or accounting reviews or procedures, and the Audit Committee has relied on management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent registered public accounting firm included in its report on the Company's consolidated financial statements.

        The Audit Committee meets periodically with the Company's management and its independent registered public accounting firm to discuss the Company's financial reports, financial reporting processes and internal control system and other related items. The Audit Committee's discussions with its independent registered public accounting firm include sessions at which management is not present. The Company's independent registered public accountant, BDO Seidman, LLP ("BDO"), has had unrestricted access to the Audit Committee.

        At a meeting on February 11, 2009, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2008, with Company management and BDO representatives. The Audit Committee discussed with BDO and management the results of BDO's audit of the Company's consolidated financial statements, the Company's internal controls and disclosure controls and procedures, and the overall assessment of the quality of the Company's financial accounting and reporting functions. The Audit Committee also discussed with BDO the matters required to be discussed by the Statement on Auditing Standards No. 61, and BDO provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with BDO these materials and the firm's independence from the Company.

        Based on the Audit Committee's review and discussion with management and BDO, and the Audit Committee's reliance on the representation of management that the Company's audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee:
Robert J. Kelly, Chairman
R. Judd Jessup
C.A. Lance Piccolo

        The above report of the Audit Committee is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the Securities and Exchange Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Real Property Leases

        The Company has a lease agreement with First Colonial Trust Company, as trustee on behalf of Scott H. Kirk, M.D., a member of the Board of Directors, to lease approximately 4,000 square feet for the Company's ambulatory surgery center that it owns and operates at this location. The Company paid $156,645 in rent during 2008. As of March 31, 2009, Dr. Kirk also beneficially owns more than 5% of the Company's Common Stock.

National Medical Director and Limited Liability Company Member

        Scott H. Kirk, M.D., a member of the Board of Directors, is also the Company's National Medical Director and a 19.5% member of NovaMed Surgery Center of River Forest, LLC, a subsidiary of the Company that owns and operates an ambulatory surgery center in River Forest, Illinois. A wholly owned subsidiary of the Company, NovaMed Management Services, LLC, is the majority owner and manager of this entity. In consideration for his duties as National Medical Director, on May 23, 2002, the Company granted Dr. Kirk options to acquire 100,000 shares of the Company's Common Stock. The options vested monthly over a four-year period and are now fully vested. Dr. Kirk received $25,520 in distributions from NovaMed Surgery Center of River Forest, LLC for the year ending December 31, 2008.

Sale of Minority Interests in Ambulatory Surgery Center

        In connection with the above-described ownership of NovaMed Surgery Center of River Forest, LLC, the Company and Scott Kirk, along with his brother, Kent Kirk, entered into an agreement on March 13, 2009 pursuant to which Drs. Scott and Kent Kirk each acquired an additional 9.5% equity interest in the entity. Following this transaction, each of Scott and Kent Kirk now own a 19.5% equity interest in NovaMed Surgery Center of River Forest, LLC, with another physician owning 10% and the Company retaining a 51% equity interest. The terms of this transaction, including the purchase price, were determined through arms' length negotiations between the parties. The Board of Directors of the Company, with Dr. Kirk recusing himself from discussions and the vote, unanimously approved this transaction, but only after obtaining a valuation report from an independent third party appraiser that confirmed for the Board that the purchase price was not below fair market value.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee has selected the firm of BDO Seidman, LLP ("BDO") to serve as the Company's independent registered public accounting firm for the year ended December 31, 2009. BDO served as the Company's independent registered public accounting firm for the year ended December 31, 2008. In addition to auditing the financial statements for the year ended December 31, 2008, BDO also reviewed the Company's financial statements for each quarter during 2008 and audited the Company's internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002. It is expected that representatives of BDO will be present at the Annual Meeting and be available to respond to questions. These representatives will also be given an opportunity to make a statement if they desire to do so.

AUDITOR FEES

        The following is a description of the fees billed to the Company by BDO during the years ended December 31, 2008 and 2007.

	2008	2007
Audit, Audit-Related and Tax Preparation and Compliance Fees:
Audit Fees (1):	$410,392	$484,929
Audit-Related Fees:	$—	$—
Tax Fees—Preparation and Compliance:	$—	$—
Total Audit, Audit-Related and Tax Preparation and Compliance Fees	$410,392	$484,929
Other Non-Audit Fees:
Tax Fees—Other:	$—	$—
Total Non-Audit Fees	$—	$—

Total Fees	$410,392	$484,929

(1)
Audit fees paid in 2008 and 2007 include $149,500 and $170,000, respectively, relating to the evaluation of accounting for new transactions and fees paid in connection with the audit of the Company's internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees paid in 2007 also include $75,300 relating to the Company's convertible debt offering and related S-3 registration statements. For further information about the convertible debt offering, see Note 11 of Notes to Consolidated Financial Statements included in the Company's 2008 Annual Report on Form 10-K filed with the SEC.

        The Company's Audit Committee approved all of the above services provided by BDO, in each case, prior to BDO's engagement with respect thereto. The Company currently has no formal Audit Committee pre-approval procedures in place that permit management to engage the auditors with respect to additional services. It is currently the Company's policy that the Audit Committee approves in advance all services to be provided by the auditors.

 PROPOSAL 2
APPROVAL OF THE COMPANY'S
SECOND AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

        The Company's 2005 Stock Incentive Plan (the "Stock Incentive Plan") was originally approved by stockholders in June 2005, and was later amended and restated in December 2006. The Board of Directors has adopted, and proposes that the Company's stockholders approve, a second amendment and restatement (the "Second Restatement") of the Stock Incentive Plan. The Second Restatement is not a new plan, but rather is a continuation of the Stock Incentive Plan, to be known after its approval as the Second Amended and Restated 2005 Stock Incentive Plan, under which the number of shares of Common Stock reserved for issuance in connection with awards is increased by 1,000,000 shares to a total of 2,400,000 shares, as measured from the Stock Incentive Plan's inception.

        As discussed in the Compensation Discussion and Analysis above, the Company's stock incentive plans play a key role in the Company's compensation program for its named executive officers and other key personnel. The Board of Directors desires to maintain the Stock Incentive Plan, in the form of the Second Restatement, with ample shares because it believes that the well recognized benefits of incentive compensation plans that are implemented responsibly outweigh the disadvantage of dilution to the Company's stockholders attendant to the award of stock options, restricted stock or other types of equity awards. These benefits include (1) attracting and retaining directors, officers, employees, and independent contractors who are in a position to make contributions to the growth, management, protection and success of the Company and its affiliates; (2) encouraging these individuals to maintain a proprietary interest in the Company's growth and success; (3) enabling the Company to fashion attractive incentive awards tied to the performance of the Company and the price of its Common Stock; and (4) aligning the long-term interests of directors, officers, and employees with the interests of the Company's stockholders. To attain these ends, the Company has formulated the Stock Incentive Plan to authorize the granting of awards (as described below) to participants whose judgment, initiative and efforts are, have been, or are expected to be, responsible for the success of the Company.

        Preserving stockholder value and promoting corporate responsibility were key considerations in the design of the Stock Incentive Plan, and continue to be under the Second Restatement, as evidenced by the following:

  •
  Under current NASDAQ rules, the Second Restatement does not permit repricing of stock options or implementing an option exchange program without stockholder approval;

  •
  The number of shares that may be subject to awards granted under the Second Restatement to any one person in any single year is limited to 500,000 shares; and

  •
  The Second Restatement enables the granting of performance-based awards exempt from the cap on deductible compensation imposed by Section 162(m) of the Internal Revenue Code, and the performance goals permitted to be used for these awards are designed to provide the Company maximum flexibility to fashion incentives targeted toward performance that will best achieve corporate objectives and financial success.

        The Board of Directors believes that the share reserve under all of the Company's stock incentive plans has been managed judiciously as evidenced by a low annual "burn rate," that is, the number of equity awards granted per year as a percentage of the Company's total shares outstanding. The annual burn rate under the Company's stock incentive plans collectively for each of the last three years was 0.04% for 2008, 3.31% for 2007, and 2.79% for 2006. In February 2009, the Compensation Committee granted equity awards representing 954,545 shares to executives and outside directors. This amount, coupled with other equity awards made as of April 8, 2009, results in a burn rate of approximately 5.59% as of April 8, 2009. The Board of Directors recognizes that the Company may be viewed as having an above average level of equity award "overhang" (that is, the number of shares that are or may be subject to awards as a percentage of the Company's total shares outstanding), which was 20% as of December 31, 2008. This overhang is partly due to the large number of long-time employees who have held their stock options for several years after the date that their options first became exercisable, which is evidence of the success of the Company's stock incentive program goal of employee retention. This is demonstrated by the fact that 84% of the total stock awards outstanding as of December 31, 2008 are fully vested. This overhang is also due in part to the fact that nearly 65% of the stock options outstanding under the Company's stock incentive plans are "underwater," that is, they have an exercise price per share that is higher than the current market price of the Common Stock.

        The sole material difference between the Stock Incentive Plan as it currently exists and the Second Restatement as proposed for your approval is the increase in shares to be made available for issuance in connection with awards. If the Second Restatement is not approved, the Stock Incentive Plan as it currently exists will remain in effect, however no additional shares will be made available for issuance thereunder. As of April 8, 2009, only 53,808 shares of Common Stock remained available for future awards under the Stock Incentive Plan. The Board of Directors believes that this limited number of remaining shares is insufficient to meet the Company's needs to attract, retain and incentivize key personnel.

TERMS OF THE PLAN

        The following brief summary of material features of the Second Restatement is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Appendix A.

        Types of Awards Available Under the Plan—The Second Restatement provides the Compensation Committee of the Board of Directors, or a committee composed of two or more non-employee directors appointed to administer the Second Restatement (the "Committee"), broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Committee deems appropriate. The Second Restatement permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of Common Stock, (2) restricted stock awards, and (3) performance awards.

        Eligibility—The individuals eligible to participate in the Second Restatement are directors, officers, employees, independent contractors and consultants of the Company or of any subsidiary or affiliate of the Company who, in the opinion of the Committee, are in a position to make contributions to the growth, management, protection and success of the Company and its affiliates. Five non-employee directors and all of the Company's employees would be eligible to receive awards under the Second Restatement. The Second Restatement is intended to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals.

        Stock Limits—The maximum number of shares of Common Stock issuable under the Stock Incentive Plan as initially adopted is 1,400,000. If the Second Restatement is approved, the number of shares of Common Stock issuable under the Stock Incentive Plan as so restated will be increased by 1,000,000 shares to a total of 2,400,000 shares, measured from the Stock Incentive Plan's inception. In general, stock is counted against the limit only to the extent that it is actually delivered. Consequently, if (1) any shares that are subject to a stock option cease to be subject to purchase under the stock option, (2) any shares subject to an award are forfeited, or (3) any award otherwise terminates without issuance of shares being made to the participant or a beneficiary, then in the discretion of the Committee those shares that are not delivered may be available for distribution in connection with other awards (other than incentive stock options) under the Second Restatement. In addition, shares received by the Company in connection with the exercise of a stock option or the satisfaction of a tax withholding obligation may, in the discretion of the Committee, be made available for issuance in connection with awards (other than incentive stock options) granted under the Second Restatement. The number of shares that may be covered by stock options and other stock awards granted under the Second Restatement, in the aggregate, granted to any one participant during any calendar year may not exceed 500,000 shares.

        The number of shares of stock that may be issued, the number of shares of stock covered by outstanding awards, the exercise price applicable to outstanding options, and other characteristics or terms of the awards as the Committee may determine appropriate, are subject to adjustment by the Committee to reflect stock dividends, stock splits, combinations or exchanges of shares, recapitalizations or other changes in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), and other corporate events or transactions, including unusual or nonrecurring events such as the sale by the Company of all or a substantial portion of the Company's assets, rights offering, partial or complete liquidation, and other corporate reorganizations.

        Stock Options—Stock options granted under the Second Restatement may be either incentive stock options qualified under Section 422 of the Internal Revenue Code ("ISOs") or nonqualified stock options ("NQSOs"). The exercise period for any stock option granted under the Second Restatement will be determined by the Committee, provided that no stock option may be exercisable more than ten years after the date such stock option is granted or five years from the date of grant in the case of an ISO granted to a more-than-10% stockholder of the Company, or of any parent or subsidiary of the Company. The exercise price for options granted under the Second Restatement will be determined by the Committee, provided that the exercise price per share may not be less than the fair market value per share on the date the stock option is granted (and not less than 110% of the fair market value per share on the date the stock option is granted in the case of ISOs granted to a more-than-10% stockholder of the Company, or of any parent or subsidiary of the Company). As of April 8, 2009, the fair market value of a share of the Common Stock was $2.39. The fair market value of a share of Common Stock generally means the official closing price per share on an applicable date as quoted on The NASDAQ Stock Market. Generally, the Compensation Committee fixes the exercise price at the closing price per share of Common Stock on the trading day immediately preceding the grant.

        If approved by the Committee, the exercise price of an option may be paid (1) in cash or check; (2) by delivering unrestricted Common Stock of the Company, owned by the participant for at least six months prior to the date of delivery, having a fair market value on the date of delivery equal to the exercise price; (3) to the extent permitted by law (including, but not limited to, the Sarbanes-Oxley Act of 2002), by the execution and delivery of a note or other full-recourse evidence of indebtedness; (4) the extension of credit by a broker-dealer to whom the participant has submitted a notice of exercise; (5) by certifying ownership of shares owned by the participant for later delivery to the Company; or (6) by any combination of the foregoing.

        Unless otherwise provided in the applicable option agreement, upon termination of a participant's employment with, or service to, the Company due to death or disability, all of such participant's options, to the extent unexpired and unexercised, shall thereafter be exercisable for the shorter of their remaining terms or one year after termination of employment or service. Unless otherwise provided in the applicable option agreement, if a participant's employment or service terminates for any other reason, all of such participant's options shall terminate, except that, if such termination is due to retirement or involuntary on the part of the participant and without Cause (as defined in the Second Restatement), then to the extent such options are then exercisable, or on such accelerated basis as the Committee may determine, such options may be exercised for the shorter of their remaining terms or 90 days after the termination of employment or service.

        Restricted Stock and Other Stock Awards—Shares of restricted stock and other stock awards may be granted alone or in conjunction with a stock option grant. The Committee will determine the terms, conditions, restrictions, forfeiture provisions, contingencies and limitations of restricted stock and other stock awards, including conditioning an award on the achievement of performance goals by the recipient or the Company. During any restricted period set by the Committee, the recipient will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the shares of restricted stock.

        Performance Awards—The Committee is authorized to condition the grant, exercise, vesting or settlement of any type of award on the performance of the Company utilizing business criteria or other measures of performance it deems appropriate. In the case of performance awards intended to meet the requirements of Section 162(m) of the Internal Revenue Code, the business criteria used must be one of those specified in the Second Restatement. The Committee will utilize one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company, in establishing performance goals for a performance award: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pre-tax earnings; (5) EBITDA; (6) pre-tax operating earnings after interest expense and before business and extraordinary or special items; (7) operating margin; (8) basic earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income; (13) diluted earnings per share; (14) working capital; and (15) total revenues. The Committee may specify any reasonable definition of the financial measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: realized investment gains and losses; gains and/or losses on the sale of minority interests; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, or necessary financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; stock compensation expense; gains and/or losses from mark-to-market adjustments for derivative instruments; and other non-operating items.

        The achievement of performance goals are measured over time periods specified by the Committee. Settlement of performance awards shall be in cash, shares, or other awards or property at the discretion of the Committee. The Committee may reduce or increase the amount of payment made in connection with performance awards in its discretion, but, in the case of performance awards intended to meet the requirements of Section 162(m), may not increase such awards. Performance goals relating to awards intended to meet the requirements of Section 162(m) must be made in writing.

        Change in Control Provisions—An award agreement may provide that in the event of a Change in Control (as defined in the Second Restatement), the following shall occur: (1) any stock options outstanding as of the date of such Change in Control and not then-exercisable shall become fully exercisable to the full extent of the original award; (2) the restrictions applicable to any outstanding stock award shall lapse, and the stock relating to such award shall become free of all restrictions and become fully-vested and transferable to the full extent of the original award; and (3) outstanding awards will be subject to any agreement of merger or reorganization that effects such Change in Control. Additionally, an award agreement may provide that in the absence of an agreement of merger or reorganization that effects such Change in Control, each share of stock subject to an outstanding award will be settled for the Change in Control Price (as defined in the Second Restatement), less any applicable exercise price, or if the per share exercise price equals or exceeds the Change in Control Price, the outstanding stock award shall terminate and be canceled.

        Amendments; Prohibitions—The Board of Directors or the Committee may amend, alter or discontinue the Second Restatement or an award (either prospectively or retroactively) at any time, other than an amendment, alteration or discontinuation that would impair the rights of a recipient of an award under the Second Restatement without the recipient's consent. However, no amendment or alteration of the Second Restatement will be made without the approval of the Company's stockholders to the extent such approval is required by law or applicable listing standards.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE PLAN

        The following is a brief summary of the U.S. federal income tax consequences associated with stock options granted under the Second Restatement. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

        Participant—Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the nonqualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the nonqualified stock option is exercised.

        The Company—The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

        Participant—Generally, a participant will not realize any taxable income for federal income tax purposes at the time an ISO is granted. Upon exercise of the ISO, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left the Company's employ more than three months before exercising the option. If the participant transfers shares of Common Stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of common stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant's tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

        The Company—The Company will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company will generally be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

Section 162(m)

        Section 162(m) of the Internal Revenue Code ("Section 162(m)") provides that any compensation paid to a "covered employee" within the meaning of Section 162(m) which is in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, (1) such compensation constitutes "qualified performance-based compensation" satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by stockholders.

        The Company generally intends that stock options granted with an exercise price equal to at least 100% of fair market value of the underlying shares at the date of grant and certain performance awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as "performance-based compensation." Other awards may be granted under the Second Restatement which will not so qualify, so that compensation paid to persons who are covered employees in connection with such awards will, to the extent such compensation and other compensation subject to the Section 162(m) deductibility cap in a given year exceeds $1,000,000, not be deductible by the Company for Federal income tax purposes.

Parachute Payments

        In the event any payments or rights accruing to a participant upon a Change in Control, or any payments awarded under the Second Restatement, constitute "parachute payments" under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the participant derived from the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

Section 409A of the Internal Revenue Code

        The Company intends that the Second Restatement and any award granted thereunder will comply with Section 409A of the Internal Revenue Code (and any guidance relating thereto) regulating nonqualified deferred compensation, to the extent applicable. In the event that any award under the Second Restatement constitutes nonqualified deferred compensation under Section 409A of the Internal Revenue Code and does not comply with applicable requirements set forth therein, the participant may be subject to an excise tax and an underpayment interest penalty (in addition to ordinary income tax).

AWARDS UNDER THE PLAN

        Participation and the types of awards available for grant under the Second Restatement are subject to the discretion of the Committee, so the benefits or amounts that any participant or group of participants may receive if the Second Restatement is approved are not currently determinable.

        The aggregate numbers of shares of Common Stock subject to awards granted to certain persons and groups under the Stock Incentive Plan since its initial adoption are as follows: (1) Thomas S. Hall, President and Chief Executive Officer, 484,091 shares; (2) Scott T. Macomber, Executive Vice President and Chief Operating Officer, 78,030 shares; (3) Graham B. Cherrington, Executive Vice President, Operations, 111,364 shares; (4) all current executive officers as a group, an aggregate of 673,485 shares; (5) all current directors who are not executive officers as a group, an aggregate of 300,000 shares; and (6) all employees, including current officers who are not executive officers, as a group, an aggregate of 620,697 shares.

        The Board of Directors recommends that the stockholders vote FOR the approval of the Second Amended and Restated 2005 Stock Incentive Plan.

 MISCELLANEOUS AND OTHER MATTERS

        Stockholder List—A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and the number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours commencing May 8, 2009 and continuing through the date of the Annual Meeting, at the principal executive offices of the Company, 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.

        Solicitation—The solicitation is being made primarily through the mail, but our directors, officers and employees may also engage in the solicitation of proxies by telephone. The Company has retained the services of MacKenzie Partners, Inc. to assist in soliciting proxies. MacKenzie will solicit proxies by personal interview, telephone, facsimile and mail. It is anticipated that the fee for those services will not exceed $5,000 plus reimbursement for out-of-pocket expenses. The cost of soliciting proxies will be borne by us. Other than the compensation of MacKenzie, no compensation will be paid by us in connection with the solicitation of proxies, except that we may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners.

        Proposals of Stockholders—Proposals of stockholders to be considered for inclusion in the Company's proxy statement and proxy for the 2010 Annual Meeting of Stockholders (the "2010 Annual Meeting") must be received by the Secretary of the Company by no later than December 25, 2009. Proposals of stockholders intended to be considered at the Company's 2010 Annual Meeting must be received by the Secretary of the Company by no earlier than February 8, 2010, and no later than March 10, 2010.

        Other Business—The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement and the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

By order of the Board of Directors,

John W. Lawrence, Jr. Secretary

Chicago, Illinois April 24, 2009

ALL STOCKHOLDERS ARE REQUESTED TO VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY PROMPTLY.

APPENDIX A

NOVAMED, INC.

SECOND AMENDED AND RESTATED
2005 STOCK INCENTIVE PLAN

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NOVAMED, INC.

SECOND AMENDED AND RESTATED
2005 STOCK INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT

        NovaMed, Inc. (the "Company"), a Delaware corporation, maintains the Plan (as defined herein), a stock incentive plan designed to promote the overall financial objectives of the Company, its stockholders and its Affiliates by motivating those persons selected to participate in the Plan to achieve long-term growth in the stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The stock incentive plan was originally adopted by the Company's Board of Directors on April 25, 2005 (the "Effective Date"), and approved by the Company's stockholders on June 15, 2005. The stock incentive plan was subsequently amended and restated effective December 12, 2006, to modify the anti-dilution provisions set forth therein. The Plan is further amended and restated herein effective as of May 20, 2009, subject to stockholder approval, to increase the number of shares of common stock of the Company that may be issued pursuant to awards granted under the Plan. The Plan, upon its approval by the Company's stockholders, will thereafter be known as the NovaMed, Inc. Second Amended and Restated 2005 Stock Incentive Plan.

ARTICLE II

DEFINITIONS

        For purposes of the Plan, the following terms are defined as set forth below:

        "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, including, without limitation, any stockholder of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

        "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

        "Award" means an Option or Stock Award.

        "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trust entitled by will or the laws of descent and distribution to receive such benefits.

        "Board of Directors" or "Board" means the Board of Directors of the Company.

        "Cause" means, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company or an Affiliate to terminate the Participant's employment with the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause means, unless otherwise defined in the Award Agreement with respect to the corresponding Award:

          (a)   any act or failure to act deemed to constitute cause under the Company's or an Affiliate's established practices, policies or guidelines applicable to the Participant;

          (b)   breach of a covenant made by the Participant in conjunction with the grant of an Award or the transfer of Shares hereunder;

          (c)   the Participant's gross negligence in the performance of his duties or material failure or willful refusal to perform his duties;

          (d)   the determination by the Committee in the exercise of its reasonable judgment that Participant has committed an act that (i) negatively affects the Company's or Affiliate's business or reputation or (ii) indicates alcohol or drug abuse by Participant that adversely affects his performance hereunder; or

          (e)   the determination by the Committee in the exercise of its reasonable judgment that Participant has committed an act or acts constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company or an Affiliate.

        "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 9.2 and 9.3, respectively.

        "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, any Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

        "Commission" means the Securities and Exchange Commission or any successor agency.

        "Committee" means the person or persons appointed to administer the Plan, as further described herein.

        "Common Stock" means the regular voting common stock, $0.01 par value per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the equity of any successor to the Company which is designated for the purposes of this Plan.

        "Company" means NovaMed, Inc., a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

        "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

        "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability will not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability will be made by the Committee. The determination of Disability for purposes of this Plan will not be construed to be an admission of disability for any other purpose.

        "Effective Date" means April 25, 2005.

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        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Fair Market Value" means, unless otherwise determined by the Committee, the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

        "Grant Date" means the date as of which an Award is granted pursuant to the Plan.

        "Incentive Stock Option" means an Option to purchase shares of Common Stock granted under this Plan which satisfies the requirements of Section 422 of the Code.

        "NASDAQ" means the Nasdaq Stock Market, including the Nasdaq National Market.

        "Nonqualified Stock Option" means an Option to purchase Shares granted under this Plan, the taxation of which is pursuant to Section 83 of the Code.

        "Option" or "Stock Option" means an option or right granted to a Participant (under Article VI hereof) to purchase Shares at a specified price during specified time periods.

        "Option Period" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

        "Option Price" means the price at which Shares may be purchased under an Option as provided in Section 6.3.

        "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3 or the status of the Option as an Incentive Stock Option, to the extent intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

        "Performance Award" means a right, granted to a Participant under Article VIII, to receive or become vested in an Award based upon performance criteria specified by the Committee.

        "Plan" means the NovaMed, Inc. Amended and Restated 2005 Stock Incentive Plan, as herein set forth and as may be amended from time to time.

        "Reapproval Date" means the date on which the Second Amended and Restated 2005 Stock Incentive Plan, as set forth herein, is adopted by the Board of Directors.

        "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Award has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee. Any Representative shall be subject to all terms and conditions applicable to the Participant.

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        "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

        "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Shares" means shares of Common Stock.

        "Stock Award" means an Award, other than a Stock Option, made in Shares or denominated in Shares.

        "Termination of Employment" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, board member, consultant, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, board member, consultant, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement will establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or an Affiliate.

        "Voluntary Termination of Employment" means a Termination of Employment at the election of the Participant, including, with limitation, resignation by the Participant, but excluding Retirement.

        In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

        3.1    Committee Structure and Authority.    The Plan shall be administered by the Committee, which shall be composed of two or more members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" for purposes of the deduction of compensation under Section 162(m) of the Code. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose purpose is the administration of this Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its stockholders or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. In the event that the Compensation Committee of the Board

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no longer is the Committee, the Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

        Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a)   to select those persons to whom Awards may be granted from time to time;

          (b)   to determine whether and to what extent Awards are to be granted hereunder;

          (c)   to determine the number of Shares to be covered by each Award granted hereunder;

          (d)   to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award and the Shares relating thereto);

          (e)   to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 10.1;

          (f)    to determine under what circumstances an Award may be settled in cash or Shares;

          (g)   to provide for the forms of Agreement to be utilized in connection with the Plan;

          (h)   to determine whether a Participant has a Disability or a Retirement;

          (i)    to determine whether and with what effect an individual has incurred a Termination of Employment;

          (j)    to determine what securities law requirements are applicable to the Plan, Awards, and the issuance of Shares and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k)   to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l)    to interpret and make final determinations with respect to the remaining number of Shares available under this Plan;

          (m)  to require as a condition of the exercise of an Option or the issuance or transfer of a certificate for Shares, the withholding from a Participant of the amount of any federal, state or local taxes as may be required by law;

          (n)   to determine whether the Company or any other person has a right or obligation to purchase Shares from a Participant and, if so, the terms and conditions on which such Shares are to be purchased;

          (o)   to determine the restrictions or limitations on the transfer of Shares;

          (p)   to determine whether an Award is to be adjusted, modified or purchased, or whether an Option is to become fully exercisable, under the Plan or the terms of an Agreement;

          (q)   to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

          (r)   to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

          (s)   to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

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        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

        Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

ARTICLE IV

SHARES SUBJECT TO PLAN

        4.1    Number of Shares.    Subject to adjustment under Section 4.5, the total number of Shares reserved and available for distribution pursuant to Awards under the Plan shall be 2,400,000 Shares, as authorized for issuance on the Effective Date and thereafter from time to time. Such Shares may consist, in whole or in part, of authorized and unissued Shares or shares of treasury stock. Subject to adjustment under Section 4.5, the maximum number of Shares that may be covered by Awards, in the aggregate, granted to any one Participant during any calendar year shall be 500,000 Shares.

        4.2    Release of Shares.    If any Shares that are subject to an Option cease to be such, if any Shares that are subject to any Award are forfeited, if any Award otherwise terminates without issuance of Shares being made to the Participant, or if any Shares are received by the Company in connection with the exercise of an Option or the satisfaction of a tax withholding obligation, such Shares, in the discretion of the Committee, may be available for distribution in connection with Awards (other than Incentive Stock Options) under the Plan. If any Shares could not again be available for Awards to a particular Participant under any applicable law, such Shares shall be available exclusively for Awards to Participants who are not subject to such limitations.

        4.3    Restrictions on Shares.    Shares issued under the Plan shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash or other property prior to: (i) the Participant executing any agreement that the Committee has required the Participant to execute as a condition for the grant of Shares; (ii) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Shares may then be listed (or regularly traded), (iii) the completion of any registration or qualification of such Shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iv) the satisfaction of any applicable withholding obligation. The Company may cause any certificate for any Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require a Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

        4.4    Stockholder Rights.    No person shall have any rights of a stockholder as to Shares subject to an Option until, after proper exercise of the Option or other action required, such Shares have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Option or any portion thereof, the Company shall have thirty (30) days in which to issue the Shares, and

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the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

        4.5    Anti-Dilution.    In the event of any Company stock dividend, stock split, reverse stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash than dividend), sale by the Company of all or a substantial portion of its assets (measured either on a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of Shares available for Awards under the Plan, the number of Shares covered by outstanding Awards, the exercise price per Share of outstanding Options, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

ARTICLE V

ELIGIBILITY

        5.1    Eligibility.    Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees, independent contractors or consultants with respect to the Company or any Affiliate, who are in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate as ineligible to participate in the Plan any person who would otherwise be eligible to participate. To the extent approval of the Plan by the Company's stockholders is necessary for a person to participate in the Plan, such person will not participate in the Plan until such approval is obtained.

ARTICLE VI

OPTIONS

        6.1    General.    The Committee shall have authority to grant Options under the Plan at any time or from time to time. Options may be either Incentive Stock Options or Nonqualified Stock Options, provided that no Incentive Stock Options may be granted if the Second Amended and Restated 2005 Stock Incentive Plan, as set forth herein, is not approved by the Company's stockholders within twelve (12) months after the Reapproval Date. An Option shall entitle the Participant to receive Shares upon the exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price.

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        6.2    Grant.    The grant of an Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Company and the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

        6.3    Terms and Conditions.    Except to the extent determined to be appropriate by the Committee and consented to by the Participant, an Option granted pursuant to the Plan shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a)    Option Period.    The Option Period of each Option will be fixed by the Committee; provided that the Option Period of a Nonqualified Stock Option shall not exceed ten (10) years from the date the Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years after the Reapproval Date.

          (b)    Option Price.    The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee; provided, however, that the Option Price per share of Common Stock shall not be less than the Fair Market Value per share of Common Stock on the date the Option is granted. If an Option is intended to qualify as an Incentive Stock Option to be granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share of Common Stock shall be not less than one hundred ten percent (110%) of such Fair Market Value per share.

          (c)    Exercisability.    Subject to Section 9.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of an Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

          (d)    Method of Exercise.    Subject to the provisions of this Article VI, a Participant may exercise an Option, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the Participant for a period of at least six (6) months prior to payment having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) to the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, by the execution and delivery of a note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by the delivery of cash or the extension of

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  credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); (iv) by certifying ownership of shares owned by the Participant to the satisfaction of the Committee for later delivery to the Company as expected by the Committee; and (v) by any combination of the foregoing. No Shares will be issued until full payment therefor has been made and the Participant has executed any and all agreements that the Company may require the Participant to execute. A Participant will have all of the rights of a stockholder of the Company holding the Shares that are subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such Shares, executed all relevant agreements, and such Shares have been recorded on the Company's official records as having been issued and transferred.

          (e)    Non-transferability of Options.    Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of Beneficiary effective upon the death of the Participant, and all Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's Representative. If and to the extent transferability is permitted by the Committee as provided by an Agreement, the Option shall be transferable only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or is consistent with the use of Form S-8 (or the Committee's waiver of such condition) and consistent with an Option's intended status as an Incentive Stock Option (if applicable).

        6.4    Termination by Reason of Death.    Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

        6.5    Termination by Reason of Disability.    Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability will not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Stock Option.

        6.6    Other Termination.    Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or for Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90)-day period commencing with the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter. If the Participant incurs a Termination of Employment which is either (a) for Cause or (b) a Voluntary Termination of Employment on the part of the Participant, the Option will terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein will not extend the time permitted to exercise an Option.

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        6.7    Cashing-Out of Options.    Unless otherwise provided in the Agreement, on receipt of written notice of exercise, the Committee may elect to cash-out all or part of the portion of any Option to be exercised by paying the Participant an amount, in cash or Shares, equal to the excess of (a) the Fair Market Value of the Shares that are subject to the portion of the Option being cashed-out, over (b) the Option Price, such difference multiplied by (c) the number of Shares subject to the portion of the Option being cashed-out, all as of the effective date of such cash-out.

ARTICLE VII

STOCK AWARDS

        7.1    General.    The Committee shall have authority to grant Stock Awards under the Plan at any time or from time to time. Stock Awards may be directly issued under the Plan subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Committee shall determine. Stock Awards may be issued that are fully and immediately vested upon issuance or that vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards that entitle the Participant to receive a specified number of vested Shares upon the attainment of one or more performance goals or service requirements established by the Committee.

        7.2    Grant.    The grant of a Stock Award shall occur as of the date the Committee determines. Each Stock Award granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Stock Award and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Company and the Participant. Shares representing a Stock Award shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration on issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Committee may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Shares covered by such Award.

        7.3    Terms and Conditions.    A Stock Award may be issued in exchange for any consideration which the Committee may deem appropriate in each individual instance, including, without limitation: (i) cash or cash equivalents; (ii) past services rendered to the Company or any Affiliate; or (iii) future services to be rendered to the Company or any Affiliate. A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock."

ARTICLE VIII

PERFORMANCE AWARDS

        8.1    Performance Conditions.    The right of a Participant to exercise, become vested in, or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Sections 8.2 and 8.3 hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

        8.2    Performance Awards Granted to Designated Covered Employees.    If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the

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Code, the grant, vesting and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8.2.

          (a)    Performance Goals Generally.    The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 8.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain." At the time the performance goals are established, the Committee may determine that more than one performance goal must be achieved as a condition to the grant, vesting or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (b)    Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pre-tax earnings; (5) EBITDA; (6) pre-tax operating earnings after interest expense and before business and extraordinary or special items; (7) operating margin; (8) basic earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income; (13) diluted earnings per share; (14) working capital; and (15) total revenues. The Committee may specify any reasonable definition of the financial measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: realized investment gains and losses; gains and/or losses on the sale of minority interests; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, or necessary financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; stock compensation expense; gains and/or losses from mark-to-market adjustments for derivative instruments; and other non-operating items.

          (c)    Performance Period; Timing for Established Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (d)    Settlement of Performance Awards; Other Terms.    Settlement of Performance Awards may be in cash or Shares, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 8.2. The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

        8.3    Written Determinations.    All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards related to such performance goal and as to the achievement of performance goals relating to such Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards.

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ARTICLE IX

CHANGE IN CONTROL PROVISIONS

        9.1    Impact of Event.    An Agreement may provide that in the event of a Change in Control (as defined in Section 9.2):

          (a)   Any Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (b)   All restrictions applicable to any outstanding Stock Awards shall be removed, the effect of which shall be that the Shares relating to such Awards shall become fully vested and transferable.

          (c)   Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

              (i)  The continuation of outstanding Awards by the Company, if the Company is a surviving corporation;

             (ii)  The assumption of outstanding Awards by the surviving corporation or its parent or subsidiary;

            (iii)  The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

            (iv)  Settlement of each Share subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

          (d)   In the absence of any agreement of merger or reorganization effecting such Change in Control, each Share subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

        9.2    Definition of Change in Control.    For purposes of this Plan, unless otherwise specified in the Agreement with respect to the corresponding Award, a "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate), including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of Shares representing more than fifty percent of the combined voting power of the Company's then outstanding securities; (b)(i) the Company approves, in any transaction or series of related transactions, a definitive agreement to merge or consolidate the Company with or into another entity other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors prior to such approval do not represent a majority of the Board of Directors of the surviving, resulting or acquiring entity or the parent thereof; or (c) the stockholders of the Company approve a plan of liquidation of the Company.

        9.3    Change in Control Price.    For purposes of the Plan, unless otherwise specified in the Agreement with respect to the corresponding Award, "Change in Control Price" means the higher of (a) the highest reported sales price of a Share in any transaction reported on the principal exchange on which such Shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Transaction"),

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the highest price per Share paid in such Transaction. To the extent that the consideration paid in any Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

ARTICLE X

MISCELLANEOUS

        10.1    Amendments and Termination.    The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

        The Committee may amend, alter or discontinue the Plan or an Award at any time on the same conditions and limitations (and exceptions to limitations) as apply to the Board's authority to amend the Plan and further subject to any approval or limitations the Board may impose.

        10.2    Unfunded Status of Plan.    It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

        10.3    Limits on Transferability.    Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors and no Award may be sold, transferred, assigned, alienated, encumbered, hypothecated, gifted, conveyed, pledged or disposed of in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

        10.4    General Provisions.

          (a)    Representation.    The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b)    No Additional Obligation.    Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c)    Withholding.    No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common

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  Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d)    Representative.    The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (e)    Controlling Law.    The Plan and all Awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant or loss of a deduction, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (f)    Offset.    Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Shares, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

          (g)    No Rights with Respect to Continuance of Employment.    Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.

          (h)    Fail-Safe.    With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

          (i)    Right to Capitalize.    The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        10.5    Mitigation of Excise Tax.    Subject to any agreement with a Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Section 10.5), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and

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regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The provisions of this Section 10.5 shall apply with respect to any Participant only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and other federal income tax imposed by the Code, the Total Payments accruing to such Participant would be less than the amount of the Total Payments as reduced (i) if applicable, pursuant to the provisions of this Section 10.5 and any similar provisions under any other plan of the Company or any Affiliate to mitigate the applicable federal excise tax, and (ii) by federal income taxes (other than such excise tax).

        10.6    Awards in Substitution for Awards Granted by Other Entities.    Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other entities who are about to become officers, directors, stockholders or employees of the Company or an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the stockholders of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

        10.7    Procedure for Adoption.    Any Affiliate of the Company may by resolution of such Affiliate's board of directors with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the resolution.

        10.8    Procedure for Withdrawal.    Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

        10.9    Delay.    If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period. Furthermore, if at any time after a Termination of Employment (other than due to Cause or a Voluntary Termination of Employment) a Participant is precluded from selling Shares to fund the exercise of Options under the Plan because of any restrictions imposed under the Company's Insider Trading Compliance Policy, as then in effect, any time period provided for under the Plan or an Agreement will be extended by a number of days equal to the number of days during which such restrictions applied to such Participant after such Termination of Employment, but in no event more than ninety additional days and not to exceed the Option Period. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder in the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

        10.10    Headings.    The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

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        10.11    Severability.    If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

        10.12    Successors and Assigns.    This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

        10.13    409A Savings Clause.    The Plan and all Awards granted thereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Committee, and without the consent of the holder of the Award, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent, that such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

        10.14    Entire Agreement.    Unless provided otherwise in an Award Agreement, the Plan and the relevant Award Agreement shall constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and an Award Agreement, the terms and conditions of the Plan shall control.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date NOVAMED, INC. M13364-P75972 C/O AMERICAN STOCK TRANSFER 6201 15TH AVENUE BROOKLYN, NY 11219 The Board of Directors recommends a vote FOR Proposal 2 NOTE: Please date this Proxy and sign it exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership. 2. Proposal to approve the Second Amended and Restated 2005 Stock Incentive Plan. 3. Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof. PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Vote on Directors 01) Thomas S. Hall 02) R. Judd Jessup The Board of Directors recommends a vote FOR the listed nominees: 1. Election of Class I Directors. Nominees: Vote on Proposal ANNUAL MEETING OF STOCKHOLDERS OF NOVAMED, INC. May 20, 2009 Proxy Voting Instructions VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to NovaMed, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by NovaMed, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Yes No Please indicate if you plan to attend this meeting.

NOVAMED, INC. 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoints Thomas S. Hall and Scott T. Macomber and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of NovaMed, Inc. to be held at The Hilton Suites Chicago, 198 East Delaware Place, Chicago, Illinois 60611, on Wednesday, May 20, 2009 at 2:00 p.m., Chicago time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSAL 2 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (continued, and to be signed and dated, on reverse) Please Detach and Mail in the Envelope Provided M13365-P75972 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

QuickLinks

PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES
OTHER DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Committee Report
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Potential Payments Upon Termination or Change in Control
Director Compensation
Director Compensation Table
Equity Compensation Plan Information
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDITOR FEES
PROPOSAL 2 APPROVAL OF THE COMPANY'S SECOND AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN
MISCELLANEOUS AND OTHER MATTERS
  APPENDIX A
NOVAMED, INC. SECOND AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN